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                         SUPPLEMENT DATED JUNE 9, 2000
                                      TO
                         PROSPECTUS DATED MAY 1, 2000

This Supplement is intended to be distributed with any prospectus dated May 1, 2000 of the John Hancock Variable Series Trust I ("Trust") that describes the Fundamental Mid Cap Growth Fund ("Fund").

On June 9, 2000, the Trust and John Hancock Life Insurance Company ("John Hancock") received notice form OppenheimerFunds, Inc. ("Oppenheimer") of Oppenheimer's intent to terminate its position as subadviser to the Fund within no more than 90 days. This date of termination may be subject to change pursuant to further discussions among the Trust, John Hancock and Oppenheimer. Any amounts invested in the Fund will become managed by a different subadviser, subadvisers, or by John Hancock, when such termination occurs.

Although it is anticipated that the Fund will continue to invest primarily in common stocks of U.S. companies, the Goal and Strategy and the Main Risks of the Fund, as described in the prospectus, are likely to be revised following the selection of any new Fund manager.